28. COMMITMENTS	12 Months Ended
Dec. 31, 2018
Commitments
COMMITMENTS

28.a) Take-or-pay contracts

As of December 31, 2018 and 2017, the Company was a party to take-or-pay contracts as shown in the following table:

	Payments in the period
Type of service	2017	2018	2019	2020	2021	After 2021	Total

Transportation of iron ore, coal, coke, steel products, cement and mining products.	957,373	406,920	1,024,674	962,399	831,166	3,761,232	6,579,471

Supply of power, natural gas, oxygen, nitrogen, argon and iron ore pellets, coal and clinquer.	563,743	658,166	453,801	40,780	8,419		503,000

Processing of furnace sludge and slag resulting from the production process of pig iron and steel.	8,880	9,467	7,074	7,074	7,074	8,842	30,064

Manufacturing, repair, recovery and production of ingot casting machine units.	52,103	21,533	7,968	3,246	3,246	5,952	20,412

	1,582,099	1,096,086	1,493,517	1,013,499	849,905	3,776,026	7,132,947

28.b) Concession agreements

Minimum future payments related to government concessions as of December 31, 2018 fall due according to the schedule set out in the following table:

Company / Concession
	Type of service	2019	2020	2021	After 2021	Total
FTL (Ferrovia Transnordestina Logística)	30 - year concession granted on December 31,1997, renewable for another 30 years, to develop public service and operating the railway system in northeastern Brazil.The northeastern railway system covers 4.238 Kilometers of railway network and operates in Maranhão, Piauí, Ceará, Paraíba, Pernambuco, Alagoas and Rio Grande do Norte.	9,396	9,396	9,396	50,895	79,083

CSN Mineração S.A.	Concession to operate the TECAR a solid bulk terminal, one of the four terminals that make up the Port of Itaguai, located in Rio de Janeiro. The concession was renewed and the agreement expires in 2047.	133,021	133,021	133,021	3,458,541	3,857,604

Tecon	25-year concession started in July 2001. On May 10, 2017, was approved the Decree nº 9,048, which changes de concession extension period for port operations. It was established that the requested extension period, added to the initial period, cannot exceed 70 years	33,779	35,176	36,638	175,053	280,646

		176,196	177,593	179,055	3,684,489	4,217,333

28.c) Projects and other commitments

•                      Transnordestina project

The Transnordestina project which corresponds to rail network II of the Northeast Railway System, includes building 1,753 km of new, next-generation, wide-gauge tracks. The project posts an evolution of 52% progress which was expected to completion for 2017, completion period currently under discussion with the responsible agencies.

The Company expects that the investments will permit Transnordestina Logística S.A., the concessionaire that holds the Transnordestina project, to transport of several products, such as iron ore, limestone, soy, cotton, sugarcane, fertilizers, oil, and fuel. The concession will expire in 2057, and can be terminated before this date if the minimum return agreed with the Government is reached. Transnordestina has already obtained the required environmental permits, purchased part of the equipment, contracted some of the services, and in certain regions the project is at an advanced implementation stage.

The sources of financing for the project are: (i) financing granted by Banco do Nordeste/ FNE and the BNDES, (ii) debentures issued by FDNE, (iii) Permanent Track Use contracts, and (iv) contribution of capital by CSN and public shareholders. The approved construction investment is R$7,542,000 and the balance of disbursable funds will be adjusted using the IPCA as from April 2012. Should additional funds be required, they will be provided by CSN and/or third parties under Permanent Track Use contracts.

The budget to conclude the project is under review. Currently, the budget value is composed as follows: Missão Velha-Salgueiro: R$0.4 billion, Salgueiro-Trindade: R$0.7 billion, Trindade-Eliseu Martins: R$2.4 billion, Missão Velha-Porto de Pecém: R$3 billion, Salgueiro-Porto de Suape: R$4.7 billion, amounting R$ 11.2 billion.

The Company guarantees 100% of TLSA’s financing granted by Banco do Nordeste/FNE and the BNDES, and 50.97% of the debentures issued by FDNE (includes the corporate guarantee of 48.47%, a collateral letter of 1.25% issued to BNB and the corporate guarantee of 1.25% pledged to BNB). Under the FDNE charter, approved by Federal Decree nº 6,952/2009, and the Investment Agreement entered into with the public shareholders/ financiers, up to 50% of the debentures maybe converted into TLSA shares.

The Court of Auditors of the Union - TCU through a protective order issued in May 2016, regarding the case TC 012.179/2016, suspended new transfers of public resources to TLSA from Valec Engenharia, Construções e Ferrovias S.A., Fundo de Investimento do Nordeste – FINOR, Fundo Constitucional de Financiamento do Nordeste – FNE, Fundo de Desenvolvimento do Nordeste – FDNE, Banco Nacional de Desenvolvimento Econômico e Social – BNDES and BNDES Participações S.A.– BNDESPar. After filing an appeal against the protective order and providing the necessary explanations, in June 2016 the order issued by TCU was withdrawn unanimously by the members of this court, with the continuity of investments planned having been restored.

By means of another protective order issued in January 2017, relating to the case TC 012.179/2016, the Court of Auditors of the Union suspended new transfers of public resources to TLSA by Valec Engenharia, Construções e Ferrovias S.A., Fundo de Investimento do Nordeste – FINOR, Fundo Constitucional de Financiamento do Nordeste – FNE, Fundo de Desenvolvimento do Nordeste – FDNE, Banco Nacional de Desenvolvimento Econômico e Social – BNDES and BNDES Participações S.A.– BNDESPar. The Company has provided the required clarifications to the TCU and has acted firmly in order that the decision can be repealed soon and the flow of investments planned can be restored. Despite of, ANTT, through Letter 20/2019 / GPFER / SUFER, dated January 21, 2019 and received by TLSA on February 1, 2019, informed the receipt of the review the executive projects of lots 7, 8 and 11 of the MVP section, however, disregarded the review of the projects for extemporaneous. The review of executive projects is essential for the completion of the regulatory budget, and the conclusion of this regulatory budget is a requirement for the TCU to reassess the blocking order of public funding.

There is an administrative procedure with the ANTT (National Land Transportation Agency) which evaluates the regular compliance with the obligations of the Concession Agreement corresponding to System II by Concessionaire TLSA. ANTT’s technical area, in a unilateral opinion, understood that non-compliance with the contractual obligations by the Concessionaire is evidenced. The technical area’s opinion is under evaluation and, if the irregularity is proven, ANTT may open new process to apply the applicable penalties, among them, forfeiture. The procedure is in fact finding phase and until the moment there is no final decision on the merit.

•	FTL – Ferrovia Transnordestina Logística S.A. (Operational rail network)

In relation to the rail network I, operates by Ferrovia Transnordestina Logística S.A.(“FTL”) - there is an administrative procedure before the National Agency for Land Transportation (“ANTT”) that analyzes the regular fulfillment of the obligations of the Concession Agreement by the Concessionaire FTL. In view of a unilateral analysis, ANTT informed that FTL would have failed to comply with the TAC (Conduct Adjustment Agreement) signed in 2013 as a result of the non-compliance with the production target for 2013. ANTT decided to file an administrative proceeding to investigate the non-compliance with the concession agreement and, if the irregularity is proved, it can apply the related penalties or recommend the declaration of obsolescence, and the proceeding is at the finding-of-facts stage and, so far, there is no final decision on the merit.